SUMMARY PROSPECTUS
February 27, 2026
Leverage Shares 2x Capped Accelerated COIN Monthly ETF
Ticker Symbol: COIO
Listed on the Cboe BZX Exchange, Inc.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Leverage Shares 2x Capped Accelerated COIN Monthly ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at https://leverageshares.com/us/etfs/leverage-shares-2x-capped-accelerated-coin-monthly-etf. You can also get this information at no cost by calling 1-866-5Themes (1-866-584-3637). The current Prospectus and Statement of Additional Information dated February 27, 2026 are incorporated by reference into this Summary Prospectus.

As described in the Fund’s prospectus the Fund seeks to provide the following pre-determined outcomes (the “Outcomes”) for an investment that is held for an entire Outcome Period: (1) the Accelerated Return, which is based on the upside share price return of an underlying security (the “Underlying Stock”) and is subject to the Approximate Cap, and (2) approximately the same downside performance of the Underlying Stock. Please see below for the definitions of key terms.

●     Outcome Period: A full calendar month (e.g., January 1-January 31)
●    Accelerated Return: Approximately twice the share price increase experienced by the Underlying Stock over the Outcome Period
●    Approximate Cap: The approximate upside limit on the Accelerated Return during the Outcome Period, which will reset at the start of each Outcome Period
The Fund has characteristics unlike many investment products and may not be appropriate for all investors. The Outcomes sought by the Fund’s strategies are not guaranteed.
●    The Accelerated Return and the Approximate Cap may not operate as anticipated, and investors may lose some or all of their money.
●    The Fund does not provide a buffer against losses experienced by the Underlying Stock. If the Underlying Stock’s share price decreases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Fund shares for the entire Outcome Period with a return that matches the decrease in value experienced by the Underlying Stock. An investment in the Fund is appropriate only for investors willing to bear those losses.
●    The Outcomes apply only to Fund shares that are held for an entire Outcome Period. An investor who buys Fund shares after the start of an Outcome Period or who sells shares before the end of an Outcome Period may not fully realize the Accelerated Return and may be exposed to greater losses than that of the Underlying Stock. An investment in the Fund is appropriate only for investors willing to bear those losses.
●    The Approximate Cap is provided prior to taking into account any fees or expenses charged to the Fund or shareholder transaction fees. Fees and any expenses will reduce the Approximate Cap amount for Fund shareholders for an Outcome Period.
●    The Approximate Cap will likely change for each Outcome Period and will be announced at the start of each Outcome Period.
●    Visit the Fund’s page on https://leverageshares.com/us/ for information about the start date and end date of the current Outcome Period, the Approximate Cap for the current Outcome Period and the potential outcomes of an investment in the Fund, including the remaining Approximate Cap.
These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Leverage Shares 2x Capped Accelerated COIN Monthly ETF

Investment Objective
The Leverage Shares 2x Capped Accelerated COIN Monthly ETF (the “Fund”) is an exchange-traded fund (“ETF”) that seeks to provide approximately twice (2x) the positive share price return of Coinbase Global Inc. (“COIN” or the “Underlying Stock”) up to an approximate upside limit, while seeking to approximately track the negative share price return of the Underlying Stock, over each full calendar month.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.77%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period August 12, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to provide certain pre-determined outcomes (the “Outcomes”) based on the performance of the share price of Coinbase Global Inc. (NASDAQ: COIN) (“COIN” or the “Underlying Stock”) for investors who hold Fund shares over a full calendar month (the “Outcome Period”). The Outcomes sought by the Fund are:

●Approximately twice (2x) the share price return of the Underlying Stock (the “Accelerated Return”), up to an approximate upside limit (the “Approximate Cap”), and

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●Downside performance that approximately tracks one for one the negative share price return of the Underlying Stock. The Fund does not provide a buffer, floor or other protection against losses.

The Outcomes are intended to be realized only by investors who hold Fund shares at the outset of the Outcome Period and continue to hold the shares through the end of the Outcome Period. Specifically, in order to hold Fund shares for the entirety of an Outcome Period, an investor must buy or continue holding shares at the close on the last trading day of the prior Outcome Period and sell or continue holding the shares at the close on the last trading day of the current Outcome Period.

If investors buy Fund shares after the start of the Outcome Period or sell Fund shares before the Outcome Period concludes, they may experience returns that differ significantly from the Outcomes. These include experiencing little or no gains related to the Accelerated Return or the Underlying Stock and losses that are greater than the Underlying Stock’s losses. The Fund does not provide a buffer, floor or other protection against losses. If the Underlying Stock’s share price decreases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Fund shares for the entire Outcome Period with a return that matches the decrease in value experienced by the Underlying Stock. The Outcomes may not be achieved, and investors may lose some or all of their money.

The Fund will be offered indefinitely and is not intended to terminate after one or more Outcome Periods.

The Current Outcome Period

For the current Outcome Period of February 1, 2026 and ending on February 28, 2026, the Approximate Cap is 17.80%, before taking into account any fees or expenses charged to, or transaction costs incurred by, the Fund. When the Fund’s annualized management fee of 0.75% of its average daily net assets is taken into account, the Approximate Cap for the current Outcome Period is reduced to 17.73%. The returns that the Fund seeks to provide do not take into account expenses incurred by the Fund. Please visit the Fund’s page at https://leverageshares.com/us/etfs/leverage-shares-2x-capped-accelerated-coin-monthly-etf for more information about the potential outcomes of an investment in the Fund during the current Outcome Period, including the remaining Approximate Cap.

The Fund’s Use of Options

The Fund principally buys and sells customized options that reference the Underlying Stock. The options in which the Fund transacts (typically, equity exchange-traded options contracts) are referred to generally as Flexible Exchange Options (“FLEX Options”). The Fund may transact in other exchange-traded options that reference the price performance of the Underlying Stock.

An options contract is an agreement between a buyer and seller that gives the purchaser of the option the right but not the obligation to buy (in the case of a call option) or sell (in the case of a put option) a particular financial instrument at a specified future date for an agreed-upon price, commonly known as the “strike price”. When the Fund buys a call option, it pays a premium and receives the right, but not the obligation, to purchase shares of the Underlying Stock or other reference asset at a strike price by or on the expiration date. If the Fund buys a put option, it pays a premium and receives the right, but not the obligation, to sell shares of the Underlying Stock or other reference asset at a strike price by or on the expiration date. When the Fund writes (sells) a call option, it receives a premium and gives the purchaser of the option the right to purchase from the Fund shares of the Underlying Stock or other reference asset at a strike price by or on the expiration date. When the Fund writes (sells) a put option, it receives a premium and gives the purchaser of the option the right to sell to the Fund shares of the Underlying Stock or other reference asset at a strike price by or on expiration date.

FLEX Options provide the ability to customize key option contract terms such as strike price, style and expiration date. The options in which the Fund invests are European style, meaning they are exercisable at the strike price only on the expiration date. The Fund typically trades options that expire at or around the end of each Outcome Period. The options are guaranteed for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees the performance by counterparties to certain derivatives contracts. The OCC may make adjustments to FLEX Options for certain significant events.

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As an in-the-money option held by the Fund approaches its expiration date, its value typically will increasingly move with the value of its reference asset, such as the Underlying Stock. However, the value of the options may change because of factors other than the value of the reference asset, including interest rate changes, dividends, the actual and perceived volatility of the reference asset, the remaining time until the options expire, limitations established by options exchanges, and trading conditions in the options market, among others. Due to these factors, the value of the options typically does not increase or decrease at the same rate as the Underlying Stock’s share price on a day-to-day basis. As a result, the Fund’s net asset value per share (“NAV”) may not increase or decrease at the same rate as the Underlying Stock’s share price.

Outcomes Targeted by the Fund

For each Outcome Period, the Fund obtains exposure to the share price return of the Underlying Stock by creating a synthetic long position in the Underlying Stock by buying a call option and selling a put option, each with a strike price that is approximately at-the-money (“ATM”) relative to the Underlying Stock and expiring in one month or later, that references the price performance of the Underlying Stock. Alternatively, the Fund may choose to use swaps to gain exposure to the share price return of the Underlying Stock. The Accelerated Return and Approximate Cap are typically created by trading a set of three call options, as described below, at the close of the last trading day of the prior Outcome Period.

Accelerated Return. The Fund creates the Accelerated Return by buying one ATM call with one month to expiration (the “Accelerated Return Call”). This exposure to the Underlying Stock, combined with the Fund’s investment in the synthetic long position in the Underlying Stock, creates the approximately double upside return.

Approximate Cap. The Fund creates the Approximate Cap by selling two call options that are each equal to the notional value of the Accelerated Return Call and the synthetic long position in the Underlying Stock. Each of these call options have a higher, out-of-the-money strike price relative to the Underlying Stock’s share price (the “Cap Options”). The Fund uses the premium collected from selling the Cap Options to cover the premium that it pays to buy the Accelerated Return Call. The Cap Options’ higher strike price prevents the Fund from realizing the benefit of any increase in the Underlying Stock’s share price above that strike price. The Approximate Cap for an Outcome Period is approximately twice the upside return implied by the strike price of the Cap Options for that Outcome Period. For example, if the Fund sets the strike price of the sold Cap Options at approximately 5% above the starting price of the Underlying Stock (e.g., 105% of its initial value), the Approximate Cap for the Fund would be approximately 110% of the Fund’s initial value. This reflects the Fund’s upside participation rate of approximately 2x the potential appreciation of the Underlying Stock between 100% and 105%. Even if the Underlying Stock appreciates beyond the higher-strike Cap Options’ call level of 105% of its initial value, the maximum return the Fund can achieve during the Outcome Period would be approximately 10%.

The Approximate Cap for each Outcome Period is determined on the last trading day of the preceding month. The strike price for the Cap Options depends on the market conditions when the option is sold and likely will be different for each Outcome Period, resulting in a different Approximate Cap for each Outcome Period. For example, the Approximate Cap for July will be set based on market conditions at the close of trading on the last trading day in June. If the Shares are held for an entire Outcome Period, this structure seeks to allow for amplified gains in moderately bullish markets, while exposing investors to 1x downside losses.

The Fund’s Accelerated Return and Approximate Cap (net of the management fee) for the current Outcome Period, along with the Fund’s current position relative to the Outcomes, is available and updated daily on the Fund’s page at https://leverageshares.com/us/etfs/leverage-shares-2x-capped-accelerated-coin-monthly-etf.

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On the last trading day of each Outcome Period, the Fund will trade a new set of options to create the synthetic long position in the Underlying Stock, the Accelerated Return and Approximate Cap for the next Outcome Period. For example, on the last trading day of July, the Fund would establish a new structure for August, and on the last trading day of August, it would establish the structure for September. After the close of business on the last trading day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Approximate Cap (gross and net of its management fee) for the next Outcome Period.

On a day-to-day basis, the Fund is expected to hold collateral for its derivative positions. For this purpose, the Fund may invest in money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.

Outcome Period

The Outcomes for an Outcome Period apply only to Fund shares that are held over the entire Outcome Period. An investor who purchases Fund shares after the beginning of an Outcome Period or who sells Fund shares before the end of an Outcome Period may not fully realize the Approximate Cap for the Outcome Period and may experience price returns that are different from the Outcomes. This is because, while the Outcomes are fixed levels that are calculated in relation to the Underlying Stock’s price and the Fund’s NAV at the start of that Outcome Period and generally remain constant throughout the Outcome Period, an investor who transacts in Fund shares during the Outcome Period will likely do so at a price that is different from the Fund’s NAV at the start of the Outcome Period.

For example, if an investor purchases Fund shares during an Outcome Period at a time when the Underlying Stock’s share price has increased from its price at the beginning of the Outcome Period, the investor’s upside limit may be lower than the Approximate Cap and the investor may experience losses that exceed the losses of the Underlying Stock for the remainder of the Outcome Period. Conversely, if an investor purchases Fund shares during an Outcome Period at a time when the Underlying Stock’s share price has decreased from its price at the beginning of the Outcome Period, the Fund may require a larger increase in the Underlying Stock’s share price before it reaches the Accelerated Return.

Fund and Underlying Stock Performance

If there are any inflows, or creation transactions, for the Fund during an Outcome Period, the Fund will typically seek to trade the same set of options as described above. This will occur even in circumstances where the Fund would receive a negligible premium for selling the Cap Options, which may give up more sizable returns to the extent that the option later becomes in-the-money.

The Fund’s market value and NAV may not correlate with the Underlying Stock. In periods of extreme market volatility, the Fund’s return may be subject to an upside limit significantly below the Approximate Cap and a downside that is significantly greater than the price return of the Underlying Stock. Investors may lose their entire investment, and an investment in the Fund is appropriate only for investors willing to bear those losses.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities or other instruments that provide exposure to COIN. The Fund will consider the notional value of its options positions for the purpose of assessing compliance with this 80% Policy.

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The Underlying Stock

Coinbase Global, Inc.

Coinbase Global, Inc. (“Coinbase Global”) is a holding company whose primary operating subsidiary is Coinbase, Inc. Through its subsidiaries, Coinbase Global operates a platform that enables customers to engage in a wide range of activities related to crypto assets, including trading, staking, custody, spending, and earning. The common stock of Coinbase Global (COIN) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission (“SEC”) by Coinbase Global pursuant to the Exchange Act can be located by reference to the SEC file number 001-40289 through the SEC’s website at www.sec.gov. In addition, information regarding COIN may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This prospectus relates only to the securities offered hereby and does not relate to the shares of COIN or other securities of Coinbase Global. The Fund has derived all disclosures contained in this document regarding Coinbase Global from the publicly available documents. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any of their respective affiliates make any representation that such publicly available documents or any other publicly available information regarding Coinbase Global is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of COIN have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Coinbase Global could affect the value of the Fund’s investments with respect to COIN and therefore the value of the Fund.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result of its investment strategy, the Fund will be concentrated in the industry to which Coinbase Global is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry to which Coinbase Global is assigned). As of the date of this prospectus, Coinbase Global is assigned to the digital asset and institutional financial services industry.

Principal Risks of Investing in the Fund

The Fund has characteristics unlike many traditional products and may not be appropriate for all investors. You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Accelerated Return Risk. There can be no guarantee that the Fund will be successful in its strategy to provide approximately twice the positive share price return, if any, of the Underlying Stock over an Outcome Period, subject to an Approximate Cap. If an investor purchases Fund shares after the beginning of an Outcome Period or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by the investor may not match those that the Fund seeks to achieve. In addition, because the Fund is designed to achieve Outcomes that change for each one month Outcome Period, the Outcomes that are achieved by the Fund for a one month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., three months or one year).

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Approximate Cap Risk. The Fund’s strategy seeks to provide returns that are subject to an Approximate Cap, whose level depends on prevailing market conditions (e.g., volatility, interest rates, dividends, and other factors) at the time that the Approximate Cap is set. The Approximate Cap may rise or fall from one Outcome Period to the next, sometimes to a significant extent, and is unlikely to remain the same for consecutive Outcome Periods. If the Underlying Stock experiences gains in excess of the Approximate Cap for an Outcome Period, the Fund will not participate in any gains beyond the Approximate Cap and will underperform the Underlying Stock. In periods of extreme market volatility, the Fund’s return may be significantly below the Approximate Cap.

Outcome Period Risk. The Approximate Cap for an Outcome Period applies to Fund shares held over the entire Outcome Period. If an investor purchases Fund shares after an Outcome Period begins or sells Fund shares prior to the end of an Outcome Period, the returns realized by the investor will not match those that the Fund seeks to provide. Further, because the Fund is designed to produce returns that are twice those of the price return of the Underlying Stock (subject to the Approximate Cap) on the last day of the Outcome Period, if an investor sells Shares before the end of an Outcome Period such investor may sell at a point where the Fund’s performance does not exceed the performance of the Underlying Stock over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying Stock. If the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Shares at that price has little or no ability to achieve gains relating to the Underlying Stock or the Accelerated Return but remains vulnerable to downside risks.

Issuer-Specific (Coinbase Global) Investing Risk. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, in addition to the risks associated with operating companies and companies in the financial services industry, Coinbase Global faces risks that include but are not limited to: significant fluctuations in operating results; dependence of revenues on the prices of digital assets and transaction volumes on its platform; concentration of revenues in a limited number of digital assets; overall demand for and adoption of digital assets; macroeconomic conditions, including interest rate fluctuations; limitations on the development, growth, and functionality of digital assets and related technologies; cyberattacks, security breaches, and failures of information technology systems; a rapidly evolving and uncertain regulatory landscape; intense competition; material pending litigation, class actions, investigations, and regulatory enforcement actions; reliance on third-party service providers; and the potential theft, loss, or destruction of private keys required to access digital assets held in custody for customers or the company, which may be irreversible. Any of these risks could materially and adversely affect the company’s business, financial condition, results of operations, and prospects.

Indirect Investment Risk. Coinbase Global is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of Coinbase Global and make no representation as to the performance of COIN. Investing in the Fund is not equivalent to investing in COIN. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to COIN.

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Digital Assets Risk. Coinbase Global's revenues come from transaction fees on digital asset transactions. The Fund is subject to digital assets risk due to its investment exposure to Coinbase Global. The trading prices of many digital assets, including Bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of bitcoin, could have a material adverse effect on the Shares. Bitcoins are bearer instruments and the loss or destruction of a private key required to access a bitcoin may be irreversible. If a private key is lost, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the bitcoin corresponding to that private key and the private key will not be capable of being restored by the digital asset network. Digital asset networks and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, bitcoin may not function as intended and parties may be unwilling to use bitcoin, which would dampen the growth, if any, of digital asset networks. Governance of many digital asset networks, such as the Bitcoin network, are by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of digital asset networks, which may stymie each such network’s utility and ability to grow and face challenges.

There is a lack of consensus regarding the regulation of bitcoin and its market. As a result of the growth in the size of the bitcoin market, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of digital asset networks, digital asset users and digital asset markets. Many of these state and federal agencies have brought enforcement actions or issued consumer advisories regarding the risks posed by digital assets to investors. Ongoing and future regulatory actions with respect to digital assets may alter, perhaps to a materially adverse extent, the nature of an investment in a digital asset.

Blockchain Risk. Coinbase Global relies on blockchain networks for transaction settlement, custody and account integrity. Blockchain companies may be adversely impacted by government regulations or economic conditions. Blockchain technology is new and its uses are in many cases untested or unclear. These companies may also have significant exposure to fluctuations in the spot prices of digital assets, particularly to the extent that demand for a company’s hardware or services may increase as the spot price of digital assets increase. Blockchain companies typically face intense competition and potentially rapid product obsolescence. In addition, many blockchain companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Access to a given blockchain may require a specific cryptographic key (in effect a string of characters granting unique access to initiate transactions related to specific digital assets) or set of keys, the theft, loss, or destruction of which, either by accident or as a result of the efforts of a third party, could irrevocably impair a claim to the digital assets stored on that blockchain. Many blockchain companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some blockchain companies. For example, restrictions imposed by foreign governments, including China, on the use and mining of digital assets, may adversely impact blockchain companies and in turn the Fund. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Blockchain companies involved in digital assets may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. blockchain companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of blockchain companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on blockchain companies.

Concentration Risk. The Fund is concentrated in the industry to which Coinbase Global is assigned (i.e., hold more than 25% of its total assets in investments that provide short exposure to the industry to which Coinbase Global is assigned). A portfolio concentrated in a particular industry may present more risks than a portfolio broadly diversified over several industries. As of the date of this prospectus, Coinbase Global is assigned to the financial services industry.

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Financial Services Industry Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial industry may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the industry. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Derivatives Risk. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives, including the options used by the Fund, may create investment leverage, which could result in greater price volatility than other markets and losses that significantly exceed the Fund’s original investment. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Stock and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts Risk. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the values of the options contracts in which it invests are substantially influenced by the value of COIN. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts.

Written Options Risk. While the Fund will collect premiums on the options it writes, the Fund’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to the Fund from the receipt of such option premiums. When selling a put option, the premium received by the Fund may not be enough to offset a loss incurred by the Fund if the price of the Underlying Stock at expiration is below the strike price by an amount equal to or greater than the premium. When selling a call option, the premium received by the Fund may not be enough to offset a loss incurred by the Fund if the price of the Underlying Stock at expiration is above the strike price by an amount equal to or greater than the premium.

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Purchased Call Options Risk. If a call option is not sold when it has remaining value and if the market price of the Underlying Stock remains less than or equal to the exercise price, the buyer will lose its entire investment in the call option. There is no assurance that a liquid market will exist when the buyer seeks to close out any option position.

FLEX Options Risk. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price.

Swap Agreements Risk. The use of swap transactions is a specialized activity involving investment techniques and risks different from those associated with ordinary portfolio securities transactions. The success of the Fund in using swap agreements depends on the ability of the Adviser to structure such agreements in accordance with the Fund’s investment objective and to identify appropriate and creditworthy counterparties. Additionally, any financing, transaction, or other costs associated with the use of swap agreements may reduce the Fund’s returns. The swap agreements in which the Fund may invest are generally traded in the over-the-counter market, which typically provides less transparency than exchange-traded derivatives. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or “swapped” is calculated based on a notional amount, typically representing the value of a hypothetical investment in the underlying asset or basket of securities. If the Underlying Security experiences a significant movement that results in a material decline in the Fund’s net asset value, the terms of the swap agreement may permit or require the counterparty to close out the position. In such a case, the Fund may be unable to enter into another swap agreement or similar derivatives contract to maintain its desired exposure. This may prevent the Fund from achieving its investment objective, even if the Underlying Security later recovers all or part of its decline.

Market Risk. Market risk is the risk that a particular security, or Shares in general, may fall in value, or fail to rise. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates, and perceived trends in securities prices. Shares could decline in value or underperform other investments. In addition, local, regional, or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. During any such events, Shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on Shares may widen. As a result, an investor could lose money over short or long periods of time.

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Clearing Member Default Risk. Transactions in some types of derivatives, including the options bought and sold by the Fund, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the Fund’s or the Underlying Stock’s clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk. Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the options held by the Fund. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event that the OCC becomes insolvent or is otherwise unable to meet its clearing and settlement obligations, the Fund could suffer significant losses.

Transaction Cost Risk. The Fund will pay transaction costs, such as commissions or mark-ups in the bid/offer spread on an option position, when it writes options. Because the Fund “turns over” its option positions every month, it will incur high levels of transaction costs. While the turnover of the option positions sold by the Fund is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year). The Fund’s high levels of transaction costs may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

Active Management Risk. The Fund is actively-managed and may not meet its investment objective based on the success or failure of the Adviser or the Fund’s portfolio managers to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques applied by the Adviser and portfolio managers and the skill of the Adviser and/or portfolio manager in evaluating the value and risks associated with the Fund investment strategy. It is possible the investment techniques employed on behalf of the Fund will not produce the desired results.

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Special Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options on shares of a single issuer does not exceed 25% of the Fund’s value at the close of any quarter. If the value of options on shares of a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares of the Fund are listed for trading on a national securities exchange, Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange or that the requirements of the Exchange or any exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to execute its options strategy, may be unable to accurately price its investments and/or may incur substantial trading losses. This risk may be greater for the Fund as it seeks to have exposure to a single index as opposed to a more diverse portfolio like a traditional pooled investment. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Index’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the

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Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, as a result of which it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.

Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

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Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Fund Performance

Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. When provided, the information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns compare with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at https://leverageshares.com/us/etfs/leverage-shares-2x-capped-accelerated-coin-monthly-etf or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).

Management

Investment Adviser

Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

Calvin Tsang, CFA, Head of Product Management & Development of the Adviser, Dingxun (Kevin) Shao, Vice President, Product Management & Development of the Adviser, and Paul Bartkowiak, Associate Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://leverageshares.com/us/etfs/leverage-shares-2x-capped-accelerated-coin-monthly-etf.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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